 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Neurology and Oncology   Asterias Biotherapeutics NYSE Market: ASTMay 2017  14219863Text  04698Text  230237246Text

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.Asterias has filed with the Securities and Exchange Commission ("SEC") a registration statement (including a prospectus) and has filed or will file with the SEC a prospectus supplement to the prospectus for the offering to which this presentation relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about Asterias and this offering. You may get these documents and other documents for free by visiting EDGAR on the SEC web site www.sec.gov.  Forward-Looking Statements

 Disclaimers on Patient Stories  AST-OPC1 is a cell-based therapy still under development and the Food and Drug Administration (“FDA”) has not evaluated or approved AST-OPC1 for commercial sale for any use. The company is in the early stages of testing AST-OPC1 in a Phase 1/2a clinical research study for patients with severe cervical spinal cord injuries. The clinical trial process is complex, expensive, and takes time. Approval by FDA of AST-OPC1 for commercial use may take years, require additional studies, and may not occur at all.While the initial results of the patients described in this presentation have been encouraging, results for patients treated with AST-OPC1 will vary by patient. Also, the long-term safety and efficacy results for patients treated with AST-OPC1, including those patients described in this presentation, are still unknown. Future studies are likely necessary to distinguish efficacy due to a patient receiving AST-OPC1 cells from any natural recovery which may occur in the patient over time following the patient’s traumatic injury.Not all patients with spinal cord injuries are eligible to participate in the current study as criteria such as type and timing of injury apply. Additional information on the existing trial, including trial sites and eligibility criteria, can be found at www.clinicaltrials.gov or at www.scistar-study.com.

 Strong Leadership Team with Proven Track Record  Name  Experience  Steve CarttPresident and CEO  Former COO of Questcor PharmaceuticalsLed Questcor’s 2007-2014 commercial strategy, turnaround and multiple expansionsGrew company revenue from $10 million to $1 billionOver 30 years of experience in pharma and biotech; at Questcor, Elan, ALZA Pharmaceuticals and ALZA Cor  Don BaileyChairman of the Board  Former CEO of Questcor Pharmaceuticals, led Questcor’s corporate turnaround  Jane Lebkowski, Ph.D.President R&D and CSO  Former CSO of GeronOver 30 years experience in R&D of cell and gene therapies at Geron, Applied Immune Sciences, and Rhône Poulenc Rorer  Katy Spink, Ph.D.COO  Former SVP, Cell Therapy Program Operations at GeronPrior to Geron, Dr. Spink was a management consultant at McKinsey  Ed Wirth, M.D., Ph.D.CMO  Former CSO of InVivo Therapeutics25 years experience translational research at the University of Chicago, Geron and InVivo  Ryan ChavezCFO, EVP Finance & GC  Former General Counsel for Mallinckrodt ARD divisionAssociate General Counsel at Questcor; financial positions at GE  During Mr. Cartt’s and Mr. Bailey’s seven year tenure, Questor’s stock price went from $0.35/share in August 2007 to the acquisition price of $93.58/share in 2014During this period, Questcor’s valuation increased over 200x, from $25 million to the company’s acquisition by Mallinckrodt for $5.8 billion  14219863Text  04698Text  230237246Text

Two Technology Platforms Foundation for Clinical Programs


OPC1 Program
VAC2 Program
VAC1 Program

Pluripotent Stem Cells

- Pluripotent
  - Can derive any cell type for each indication
  - IP and Know-How
- Immortal Source
  - Consistency: Can support entire product life cycle from one cell source
  - Scalable Manufacturing: One cell source can support entire life cycle of a product

Cancer Immunotherapy

- Trains patient's immune system to attack cancer cells by targeting cells that express telomerase
  - IP and Know-How
- Telomerase plays critical role in cancer cells but is not expressed on non-cancer cells; implicated in >95% of cancers

ASTERIAS BIOTHERAPEUTICS 5

 PROGRAM  PRECLIN  PHASE 1  PHASE 2  PHASE 3  Partners/Funding  AST-OPC1*Spinal Cord Injury (subacute)             AST-VAC1**Leukemia (AML) Autologous            AST-VAC2**Lung Cancer Allogeneic            * Potential for application in MS, stroke, Alzheimer’s, ALS** Potential in multiple cancer types/stages as well as in combination with other cancer therapies            Phase 1/2a in progress; positive early efficacy data  Positive phase 2 dataProcess development in progress  Phase 1/2a to be initiated in 2017  Clinical Programs – Development Pipeline  14219863Text  04698Text  230237246Text

  AST-OPC1   14219863Text  04698Text  230237246Text

   How does AST-OPC1 work?  Improved Motor Function    1st Indication:Severe Spinal Cord InjuriesFuture Indications:StrokeMSAlzheimer’sALS      Prevention of cavitation  Neurotrophic factors  Control  AST-OPC1    Promote increased neurite outgrowth    Control Media  AST-OPC1 CM  TubIII    control  AST-OPC1    Myelination of axons

SCI: Significant opportunity exists in helping restore hand/arm/finger motor function and reducing healthcare burden



Spinal cord segments
Cervical nerves
Head and neck
Diaphragm
Deltoids, biceps
Wrist extenders
Triceps
Hand
Thoracic nerves
Chest muscles
Abdominal muscles
Lumbar nerves
Leg muscles
Sacral nerves
Bowel, bladder
Sexual function
C1
C2
C3
C4
C5
C6
C7
C8
T1
T2
T3
T4
T5
T6
T7
T8
T9
T10
T11
T12
L1
L2
L3
L4
L5
S1
S2
S3
S4
S5

Target patient estimates[2]	Potential market[3]
>4,000 under first label C4-C7 ASIA A/B/C	>$1B
5,000 additional patients in remaining cervical and thoracic injuries	>$1B
	>$2B

- **17,000 new SCI cases in the US annually[1]**
- **Primarily affects young/healthy males in their 20s and 30s**
- **No currently approved therapies**
- **Lifetime direct healthcare costs for a 25 year old patient can reach $5M**
- **Very high unemployment rate**

(1) 2016 NSCIC SCI Facts and Figures at a Glance
(2) Estimates by indication calculated based on 2014 NSCIC survey data, adjusted to exclude penetrating and secondary medical injuries
(3) Based on typical pricing for new therapeutics addressing devastating orphan diseases/disorders

ASTERIAS BIOTHERAPEUTICS

9

 SCi-Star Study in Complete Cervical Spinal Cord Injury (SCI)      Dosing complete    Currently enrolling    Future enrollment  Cohort 1 – 2 million3 subjects  AIS-ACohorts  Cohort 2 – 10 million6 subjects  Cohort 3 – 20 million5-8 subjects  AIS-BCohorts  Cohort 4 – 10 million5-8 subjects  Cohort 5 – 20 million5-8 subjects  Enrollment completed in August 2015  Enrollment completed in August 2016Six month readout Q1 201712 month readout expected Q3 2017  Enrollment expected to be completed 1H 20176 month data expected Q4 2017  Enrollment expected to be completed 1H 20176 month data expected Q4 2017  Enrollment expected to be completed in 2H 20176 month data expected in 1H 2018  Enrollment Progress/Anticipated Completion

 Distinguishing Features of Asterias’ SCI Program  I personally have been involved in spinal injury research, transplantation, for 20 years. For the first time ever, we are seeing real, positive results.... We are seeing, we believe, significant improvement.Richard Fessler, MD, PhDProfessor of Neurosurgery, Rush University Medical Center

 Major exam used to classify spinal cord injuriesMeasures functional improvement in hands/arms/fingers using upper extremity motor scores (UEMS) and motor levelImprovement in upper extremity motor function translates into improvements in ability to self-care and reduce cost of care  ISNCSCI Exam

   6  9  12  3  0  6  10  12  4  8  14  2  0  13  Cohort 2 Experienced Greater UEMS Recovery than Matched Historical Control Group  Change in UEMS from baseline over time  Matched historical control (n=68) 1  Cohort 2 – 10 million (n=6)2  Initial Evidence of a Dose Dependent EffectCohort 1 shows similar UEMS recovery to spontaneous improvement in historical controls, demonstrating safetyMeaningful improvements over historical controls in Cohort 2  1 n=62 at 6 and 12 months2 n=3 at 9 months  Error bars at 1 Standard Error  Time post baselineMonths  Cohort 1 – 2 million (n=3)

   Cohort 2 Subjects Show Greater Motor Level Recovery  18  33  56  ≥1  ≥2  <1  35/62  11/62  2/6  27/62  6/6  0  100  44  0/5      Cohort 2 – 10 million (n=6)  Matched historical control  Motor level improvement vs. baseline measurement  Cohort 2 motor level recovery vs. matched historical control group (as of March 2017)Percentage of patients by recovery level as of last visit (6 or 9 months)  14  Proprietary and Confidential

 AST-OPC1 Therapy is Designed to Increase Patient Motor Function and Improve Quality of Life and Ability to Live Independently    Capability            C1-C3  C4  C5  C6  C7-C8  Bowel            Bladder            Bed Mobility            Transfers            Pressure Relief            Eating            Dressing            Grooming            Bathing            Wheelchair            Car Transport            Daily Home Care  24 hr Attendant  18-24 hr Attendant  6-12 hr Assistance  4 hr Housework  1 hr Housework  Total Assist  Partial Assist  Independent    Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14   14219863Text  04698Text  230237246Text  Lifetime direct healthcare costs for a 25 year old patient can reach $5 millionVery high unemployment rate; 63% of cervical injury patients are unemployed 8 years post-injuryMotor level improvements translate into clinically significant improvements in ability to self-care and significant reductions in cost of care

 Patient Stories (Video Available Upon Request)  Lucas can now write with a pen, type e-mails at 30-plus words per minute, use his phone, and feed himself.  Kris can now use his hands and fingers to feed himself, drink, text, send e-mails, sign his name and even play video games.  To view the video, go to https://www.youtube.com/watch?v=iZ2ycm21CwA

 VAC Programs  14219863Text  04698Text  230237246Text

How do our VAC Programs work?

Dendritic Cells

- "Quarterback" of the immune system; tells T-cell what to attack

+

Telomerase

- Critical for cellular immortality
- Expressed in cancer; not in most adult cells

+

LAMP

- Optimized immune response

=

Immune Response to Cancer Cells with Strong Safety Profile

1st Indications:

AML (VAC1)

NSCLC (VAC2)

Applicability in all Cancers:

Melanoma

Ovarian

Bladder

Prostate

etc

ASTERIAS BIOTHERAPEUTICS

18

AST-VAC1 and AST-VAC2

AST-VAC1
Autologous



Phase 2 Study Results
Relapse Free Survival at 52 Months
(% of patients)
AST-VAC1(1)
Historical(2)
58%
20-40%
57%
10-20%
All patients
N = 19
>60 years old
N = 7

- Robust safety in 40 patients treated
- Prolonged Remissions in Phase 2 AML study
- Process Development Underway
- Potential Partnering Opportunity

AST-VAC2
Allogeneic

CANCER RESEARCH UK

- POC confirmed by AST-VAC1 results
- Scalable, off-the-shelf allogeneic manufacturing
- Validated by Cancer Research UK (CRUK) partnership– non-dilutive funding of full cost of trial (estimated $25-$30M savings)
- Non small cell lung cancer (NSCLC) trial to commence in 2017

ASTERIAS BIOTHERAPEUTICS

19

 Upcoming Company Milestones  14219863Text  04698Text  230237246Text  6 month data Cohort 2Complete enrollment in Cohorts 3&4  12 month data Cohort 26 month data Cohort 36 month data Cohort 4Complete trial enrollment  12 month data Cohort 312 month data Cohort 46 month data Cohort 5  Topline efficacy data, all cohorts  OPC1  VAC  Complete VAC1 PDMHRA clearance for VAC2 trial  FPI in VAC2 trial  VAC2 interim data  VAC2 interim data

Summary

AST-OPC1

- Ongoing SCiSTAR Phase 1/2a trial in spinal cord injury
- Positive initial efficacy readouts
- Data readouts throughout 2017 and full enrollment of study expected later this year

AST-VAC1

- Ongoing process development effort underway
- Phase 2b/3 ready asset following completion of process development activities

AST-VAC2

- Phase 1/2a trial in non-small cell lung cancer (NSCLC) to commence in 2017
- First data readouts expected in 2018

Corporate

- As of March 31, 2017, Asterias has an estimated $32M in cash and available-for-sale securities to fund operations

ASTERIAS BIOTHERAPEUTICS 21